EXHIBIT 99.1

Unleashing Profitable
Growth Formula
February 2012

Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current general and industry economic trends;
consumer confidence; the effectiveness of our marketing and sales programs, including advertising and promotional efforts; consumer acceptance of our products, product quality and brand image; our ability to continue to improve our product line and product quality; warranty obligations; availability of attractive and cost-effective consumer credit options; execution of our retail store distribution strategy; rising commodity costs and other inflationary pressures;
our dependence on significant suppliers, including several sole-source suppliers and the vulnerability of suppliers to recessionary pressures; industry competition; risks of pending and potentially unforeseen litigation; increasing government regulations; the adequacy of our management information systems to meet the evolving needs of our business and evolving regulatory standards; our ability to attract and retain key employees; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in our filings with the SEC, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this presentation.
FORWARD LOOKING STATEMENTS

Self-funding, strong balance sheet and no debt
Self-funding, strong balance sheet and no debt
Accelerating margins
Accelerating margins
Compelling sales growth
Compelling sales growth

KEY INVESTMENT PROPOSITION

• Differentiated product -
DualAir™ adjustable mattress and
proprietary bedding collection
• Exclusive distribution
• Advantaged business model -
 vertically integrated
• 12 consecutive quarters of profit
 improvement 26% comp in 2011

SLEEP NUMBER OVERVIEW

Top-Line
Growth
Top-Line
Growth
Sustainable
Profitable
Growth
Sustainable
Profitable
Growth
•  Older customer with back pain
•  Narrow Direct Response media
•  National store growth
•  Younger, more affluent customer
•  Broad-reach media
•  Market development
COMPANY TRANSFORMATION
Sleep Number transformed into a strong company with sustainable, profitable growth

2011

(11%)
11%
23%
2011
2010
2009
Growth formula has led to record levels of sales and margin
1-Yr Comp
(4%)
19%
26%
Operating Margin
Operating Margin
8.6%
12.2%
2011
2010
2009
GM%
SM Exp%
61.6%
62.5%
63.3%
47.6%
44.6%
42.7%
4.4%*
EPS
EPS
$0.57
$1.07
2010
2009
$0.24*
*Pro Forma EPS
*Pro Forma Operating Margin
PROVEN GROWTH FORMULA

Net Sales Growth
Net Sales Growth

•  Asset turnover rate 3x competitors

•  Fast growing Return on Invested Capital

$800
$700
$600
$500
$400
$300
$200
$100
$0
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411

89% → 39%
11% → 61%
206
26
151
115
33
131
9
87
< $1M
$1.0M-$1.5M
$1.5M-$2.0M
>$2.0M

Additional financial buffer
Additional financial buffer
+
+
Gap to break-even sales $250M (33%)
Gap to break-even sales $250M (33%)
Break-even sales (ttm)
Actual sales (ttm)
$250M
(33%)
$250M
(33%)
>$125M in cash &
No debt
>$125M in cash &
No debt
Net sales distribution of
stores open > 1 year
Main Driver
Quantum increase in store productivity
FY09
FY11

Sleep Number can manage economic headwinds and continue to invest in opportunities
POSITIONED WITH ECONOMIC FLEXIBILITY

1980 - 2011 5% CAGR
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

• Consistent growth over past three decades,
 reset in 08/09 (resilient following recessions)
• Premium ($>1,000) outpacing total industry
• Current recovery driven by non-innerspring
• Industry sales at retail $12B
• Sleep Number has less than 5% share
US wholesale mattress sales steadily growing
US wholesale mattress sales steadily growing
Industry moving to non-innerspring
Industry moving to non-innerspring
Large industry with Sleep Number in the sweet-spot of premium & non-innerspring growth
INDUSTRY DYNAMICS

Premium segment (>$1,000)
Projected growth
Recession
Recession
Recession
Recession
Year of negative growth
1.3
6.9
6.5
6.8
5.6
Source: Industry report (ISPA) & KeyBanc estimates
($ in billions)
54%
Non-Innerspring
5.9
19%
33%
33%
Share of total

SLEEP NUMBER VISION

Set a new standard in sleep by providing individualized sleep experiences and elevating people's expectations above the "one-size-fits-all" solution offered by other mattress brands

Leveraging our unique business model

to fund innovation and growth ...will benefit our customers, employees and shareholders

Awareness
Distribution
Experience
Product
sleep number
30
60
35

9

Broadening awareness is #1 growth opportunity
Awareness drives market share
Awareness drives market share
National average
• Leading markets 10-12% share
• Sleep Number awareness lags industry leaders
55%
55%
Leading
Innerspring
Leading
Non-Innerspring
32%
32%
15%
15%
Sleep Number*
Leading markets
10-12%
10-12%
Awareness
Market share

#1 growth

#1 growth

opportunity
opportunity
5%
5%
15%
15%

25%-

40%

10-15% share
10-15% share
$1.5B+ net sales
$1.5B+ net sales
* Awareness as of August 2011
AWARENESS

Increasing media investment & effectiveness
Increasing media investment & effectiveness

Broader target Customer
• Broader media strategy increases reach
• Increased investment focused on national
 advertising leverage and local development
• Redefined target customer
• Includes prime mattress buying years

• Moving from need state to aspirational

Before
After
• 45-65+ yrs. old
• $50K+ income
• Need state-driven
• 30-54 yrs. old
• $75K+ income
• Values health
• Will pay premium
Targeting a broader customer base and investing for greater reach
2009
2012
Increases target
market 4x
Increases target
market 4x
Direct
Direct
Media
Media
Broad
Reach

Achieving ~3x reach

Achieving ~3x reach

with 2x investment

with 2x investment

$61M
$120M+
AWARENESS

sleep number

sleep number

Optimizing store location, format & design

National retailer
National retailer
National scale in place; now focused on local market development
• 380+ stores in 45 states
• Exclusive distribution
• 5-8% annual store growth with >90% market fill-in

Sleep Number store presence
• Differentiated store design
• Company-controlled retail experience
• Reposition or remodel 15-20% of stores annually
Flexible real estate - mall and non mall
Flexible real estate - mall and non mall
> $2.0M average sales per store planned in 2012
DISTRIBUTION

Aggressive growth strategy for large, underdeveloped markets

Aggressive growth strategy
Aggressive growth strategy
• Heavy-up local media for break-through share of
 media voice
• Rapidly optimize store location, format and design
• Pilot market success - on track to double market
 share in 3 years in these markets
• Apply strategy to 13 total markets - represents 1/3
 of bedding sales ($4B)
 …4 in 2011, 3 in 2012 and 6 in 2013-2014
Aggressive growth pilot
Aggressive growth pilot
Growing 2-3x faster
Year 1
22%
16%
25%
28%
49%
59%
66%
66%
2011 YOY% net sales-total company
4 aggressive growth pilots
Integrated
strategy
launch
DISTRIBUTION

INNOVATIVE PRODUCTS
The most differentiated products in the industry
c2
$999
c3
$1,399
c4
$1,699
p5
p6
$2,599
i8
$3,199
i10
$4,699
$2,099
Sleep Number Bed Series Pricing (Queen Sets):
m7
$3,199
Performance
Performance
Innovation
Innovation
Memory Foam
Memory Foam
Sleep Number Beds:
• DualAir™ Technology- adjusts on each side for
 personalized comfort
• Clinically proven to improve quality of sleep
• Premium good/better/best range of beds
• Opening price point of $699 for queen mattress
Bedding Collection: Solutions designed to improve sleep
FlexFit™ Series: For a fully adjustable experience
 Classic

sleep number
AirFit
Adjustable Pillow
only from Sleep Number

Consumer insight-driven product launches
• Introduction to the Sleep Number experience
• Adjusts to individual’s size, shape, sleeping position
• CoolFit™ Foam, Memory Fiber or European White
 Goose Down
• Price $189 - $229
AirFit™ Adjustable Pillow
INNOVATIVE PRODUCTS
• Proprietary CoolFit™ foam with gel technology

• CoolFit™ foam cools, contours and is more breathable

• Exclusive Sleep Number DualAir™ technology

• Price $3,199 queen set
m7 Memory Foam Bed

Life-time Engagement
Sales
Home Delivery
Product
Customer Service

Differentiated store experience
Differentiated store experience
• Highly trained & tenured full time Sleep
 Professionals
• Technology shows science behind the bed
• Relationship-based selling process
• 95% of customers report store experience
 exceeded expectations
End-to-end customer experience
End-to-end customer experience
Customers love their Sleep Number experience

Controlled brand experience to build value
EXPERIENCE

Growing share through existing and new stores while improving operating margins
2011
2015
$743M*
Open new
stores
$1.5B+
•Build awareness
•Build awareness
•Remodels/Repositions
•Remodels/Repositions
•Product Innovation
•Product Innovation

12%

Operating

Margin

15%+

Operating

Margin

• 5-8% annual store
 growth
• 5-8% annual store
 growth
• Year 1 new stores >
 company average
• Year 1 new stores >
 company average

Leverage

existing stores
$400M+
$400M+

* (Net Sales)
LEVERAGING OUR UNIQUE BUSINESS MODEL

Gross Margin
Sales & Marketing
G&A/Other
Operating Margin
Profit Margins
Profit Margins
2011
2011
2015
2015
Drivers
Drivers
63%
43%
8%
12%
>15%
• Supply chain leverage & efficiencies

• Product innovation & pricing

• Store base leverage

• Media mix & efficiency

• Focus on core business

Compelling margin expansion delivers strong bottom-line and EPS growth
EPS growth 20%+
MARGIN OUTLOOK

Sleep Number self-funds growth with advantaged profit and cash model
Robust cash flow
Robust cash flow
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
EBITDA ttm ($ in millions)
Use of Cash
Use of Cash
• Maintain $125M minimum balance
• Priority #1: Self-fund high growth
 …stores, systems, product innovation
• Reinstate modest share buyback in 2012

STRONG CASH FLOW GENERATION

Self-funding, strong balance sheet and no debt
Self-funding, strong balance sheet and no debt
Accelerating margins
Accelerating margins
Compelling sales growth
Compelling sales growth
KEY INVESTMENT PROPOSITION

APPENDIX

EXPERIENCED MANAGEMENT TEAM

Sleep Number 55

Sleep Number 35

Sleep Number 35

Sleep Number 35

Sleep Number 35

Sleep Number 30

22

Bill McLaughlin
President & CEO Age 55
Sleep Number since 2000
Other experience: PepsiCo
  Frito-Lay
Shelly Ibach
EVP & COO Age 52
Sleep Number since 2007
Shelly Ibach
EVP & COO Age 52
Sleep Number since 2007
Other experience: Macy’s

Target Corporation

Kathy Roedel
EVP & Chief Technology & Services
Kathy Roedel
EVP & Chief Technology & Services

Sleep Number since 2005 • Age 51

Sleep Number since 2005 • Age 51

Other experience: GE Healthcare

Wendy Schoppert
EVP & CFO Age 45
Sleep Number since 2005
Other experience:  US Bank
                                             America West
                                                  Northwest
Mark Kimball
SVP & General Counsel Age 53
Sleep Number since 1999
Other experience: Oppenheimer, Wolff & Donnelly
Karen Richard
SVP & Human Capital Age 41
Sleep Number since 1996
Other experience:  TCF Financial Corp
Strong, experienced management team with long tenure and diverse industry backgrounds

($ in thousands, except per share amounts)	Fiscal Year 2009	Fiscal Year 2010	Fiscal Year 2011
Net income and net income per share			
Net income - as reported	$ 35,552	$ 31,568	$ 60,478
Adjustments[1]:			
Terminated equity financing costs (net of tax)[2]	2,061	-	-
Income tax valuation[3]	(26,444)	-	-
Net income - as adjusted	$ 11,169	$ 31,568	$ 60,478
Net income per share - as adjusted:			
Basic	$ 0.24	$ 0.58	$ 1.10
Diluted	$ 0.24	$ 0.57	$ 1.07
Basic Shares	45,682	54,005	55,081
Diluted Shares	46,198	55,264	56,432
Operating income and operating income rate			
Operating income - as reported	$ 20,673	$ 52,383	$ 90,453
Terminated equity financing costs (pre-tax)[2]	3,324	-	-
Operating income - as adjusted	$ 23,997	$ 52,383	$ 90,453
Operating income rate - as reported	3.8%	8.6%	12.2%
Operating income rate - as adjusted	4.4%	8.6%	12.2%

(1) Reflects annual effective tax rate, before discrete adjustments, of 38.0% for 2009

(2) In 2009, we expensed direct, incremental costs incurred in connection with a terminated equity financing transaction

(3) In 2008, we established a $26.8 million valuation allowance against deferred taxes based on uncertainty regarding future taxable income. In 2009, we reversed the valuation allowance against deferred taxes based on all available positive and negative evidence

Note - Our "as adjusted" data is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts

GAAP - generally accepted accounting principles

Non-GAAP Financial Measures Reconciliation
Fiscal Years 2009, 2010 and 2011

We define earnings before interest, taxes, depreciation and amortization (EBITDA) as net income (loss) plus: income tax expense (benefit), interest expense, depreciation and amortization, stock-based compensation and asset impairments consistent with the definition used in our debt covenant calculations. Management believes EBITDA is a useful indicator of the Company's financial performance. Our definition of EBITDA may not be comparable to similarly titled definitions used by other companies. The tables below reconcile EBITDA (on a trailing-twelve-month basis), which is a non-GAAP financial measure, to comparable GAAP financial measures:

(trailing-twelve-month, $ in millions)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Net income (loss)	($ 65.7)	($ 63.1)	($ 57.2)	$ 35.6	$ 46.0	$ 56.2	$ 59.8	$ 31.6	$ 40.4	$ 45.5	$ 52.2	$ 60.5
Income tax expense (benefit)	2.8	10.5	13.9	(20.9)	(17.3)	(17.1)	(14.2)	18.9	24.0	26.6	29.6	29.9
Interest expense	4.8	5.7	6.3	6.0	5.9	4.5	2.9	2.0	0.3	0.3	0.2	0.2
Depreciation and amortization	20.4	19.1	19.0	17.7	16.4	14.9	13.2	13.0	12.8	12.8	13.0	13.5
Stock-based compensation	3.9	3.4	2.9	3.2	3.0	2.9	3.5	4.0	4.3	4.7	4.9	5.0
Asset impairments	34.6	34.0	32.5	0.7	0.3	0.2	0.4	0.3	0.3	0.4	0.1	0.1
EBITDA	**$ 0.8**	**$ 9.6**	**$ 17.4**	**$ 42.3**	**$ 54.3**	**$ 61.6**	**$ 65.5**	**$ 69.7**	**$ 82.2**	**$ 90.3**	**$ 100.2**	**$ 109.2**

Columns may not foot due to rounding

Note - Our EBITDA calculation is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles

Non-GAAP Financial Measures Reconciliation
EBITDA for 2009, 2010 and 2011 (trailing-twelve-
month basis)

Thank You